UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 11, 2025
ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR C	The New York Stock Exchange
7.00% Series D Cumulative Perpetual Redeemable Preferred Stock	EFC PRD	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.    Entry into a Material Definitive Agreement
On March 11, 2025, Ellington Financial Inc. (the "Company") announced that its Board of Directors (the "Board") had unanimously approved the Eighth Amended and Restated Management Agreement, entered into as of March 11, 2025 and made effective as of April 1, 2025, among the Company, Ellington Financial Operating Partnership LLC (the "OP"), and Ellington Financial Management LLC (the "Manager") (such agreement, the "New Management Agreement"). Effective April 1, 2025, the New Management Agreement will replace the Seventh Amended and Restated Management Agreement, dated as of March 13, 2018, among the Company, the OP and the Manager (the "Existing Management Agreement").
The New Management Agreement makes certain changes to the Existing Management Agreement, including: (i) updating references to the Company's corporate form to reflect the Company's previously announced and completed transition from a limited liability company to a corporation, (ii) clarifying and refining certain portions of the expense reimbursement provision, and (iii) simplifying the calculation of the "Hurdle Amount," removing complexity in the methodology while preserving the intent in the Existing Management Agreement. Neither the Company nor the Manager expects the simplification of the calculation of the Hurdle Amount to have a material impact on the incentive fee payable to the Manager moving forward.
Specifically, the New Management Agreement uses the following definition with respect to the calculation of the Hurdle Amount:
"Hurdle Amount” means, with respect to any fiscal quarter, the result obtained by multiplying the (i) Stockholders’ Common Equity at the end of the immediately preceding fiscal quarter and (ii) the Hurdle Rate. The Hurdle Amount shall be appropriately adjusted for any issuances or repurchases of Common Stock during the fiscal quarter.
In contrast, the Existing Management Agreement uses the following definitions with respect to the calculation of the Hurdle Amount:
"Hurdle Amount” means, with respect to any fiscal quarter, the product of (i) one-fourth of the Hurdle Rate for such fiscal quarter, (ii) the Hurdle Price Per Share for such fiscal quarter, and (iii) the sum of (x) the average number of Common Shares and Company LTIP Units outstanding for each day during such fiscal quarter and (y) the average number of Units and Incentive Units (other than Units and Incentive Units held by the Company) outstanding for each day during such fiscal quarter multiplied by the Conversion Factor in effect on such day. The determination of Hurdle Price Per Share and, if necessary, Hurdle Amount shall be appropriately adjusted to take into account any declaration or payment of a dividend in Common Shares or Units, recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event, including without limitation any event that causes a change in the Conversion Factor.
“Hurdle Price Per Share” means, with respect to any fiscal quarter, the sum of (i) the weighted average gross proceeds per share or Unit (as applicable) of all Common Share and Unit (other than Units held by the Company) issuances since the inception of each of the Company and the Operating Partnership and up to the end of such fiscal quarter, with each such issuance weighted by both the number of Common Shares and Units (as applicable) issued in such issuance and the number of days that such issued Common Shares and Units were outstanding during such fiscal quarter, using FIFO accounting (i.e., attributing any Common Share and Unit repurchases to the earliest respective issuances first) and (ii) the result obtained by dividing (A) retained earnings attributable to the Common Shares and Units (other than Units held by the Company) at the beginning of such fiscal quarter by (B) the average number of Common Shares and Units (other than Units held by the Company) outstanding for each day during such fiscal quarter. For purposes of determining the Hurdle Price Per Share, issuances of Common Shares or Units (as applicable) (i) as equity incentive awards to the Manager, any Affiliates of the Manager or of the Company or the Operating Partnership, or any of their respective directors, officers, employees, managers, members, partners, consultants, agents or representatives of the foregoing or of the Company, (ii) to the Manager as part of any compensation or payments from the Company or the Operating Partnership, such as pursuant to Section 8(c) hereof, or (iii) to the Manager or any of its Affiliates in a privately negotiated transaction with the Company or the Operating Partnership in which the purchase price and other terms of the transaction are not determined by a third party, shall be excluded from the calculation. For the avoidance of doubt, the Units issued to EMG Holdings on January 1, 2013 pursuant to the Operating Partnership Operating Agreement shall not be included in the determination of Hurdle Price Per Share for any fiscal quarter beginning on or after January 1, 2013.
The New Management Agreement has an initial term expiring on December 31, 2025, unless terminated earlier in accordance with its terms. Thereafter, the New Management Agreement will continue to renew automatically each year for an additional one-year period, unless the Company or the Manager exercises its respective termination rights. Except for the amendments described in this Current Report on Form 8-K, the New Management Agreement does not materially alter, modify or otherwise materially change the terms of the Existing Management Agreement. Capitalized terms used but not defined herein have the definition in the Existing Management Agreement or the New Management Agreement, as context indicates.
The foregoing description of the New Management Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Management Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed with this Current Report on Form 8-K.

10.1   Eighth Amended and Restated Management Agreement, by and among Ellington Financial Inc., Ellington Financial Operating Partnership LLC and Ellington Financial Management LLC, entered into as of March 11, 2025 and made effective as of April 1, 2025
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	March 11, 2025	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer

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